                                                                  EXECUTION COPY

     THIS AGREEMENT (this "Agreement") is entered into as of March 23, 1998 by and among NATIONAL PROPANE PARTNERS, L.P., a Delaware limited partnership ("NPP"), NATIONAL PROPANE CORPORATION, a Delaware corporation ("NPC"), TRIARC COMPANIES, INC., a Delaware corporation ("Triarc"), the LENDERS (as hereinafter defined), BANKBOSTON, N.A. (f/k/a The First National Bank of Boston) in its capacity as Administrative Agent (the "Administrative Agent"), and BANCAMERICA ROBERTSON STEPHENS, as Syndication Agent (the "Syndication Agent"; together with the Administrative Agent, the "Agents") under that certain Credit Agreement dated as of June 26, 1996 (as amended, modified, extended or restated from time to time, the "Credit Agreement") among National Propane, L.P. (the "Borrower"), the lenders named therein (the "Lenders"), the Administrative Agent and the Syndication Agent (all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement).

                                    RECITALS


     A. Of even date herewith and at the request of the Borrower, the Borrower and the Lenders entered into a Third Amendment to the Credit Agreement (the "Third Amendment") pursuant to which the Lenders have agreed to modify certain provisions of the Credit Agreement.

     B. NPC is the Managing General Partner of the Borrower and a guarantor of the Borrower's Facilities Obligations. NPC is a wholly-owned subsidiary, directly or indirectly, of Triarc.

     C. NPP is the limited partner of the Borrower.

     D. As one of the conditions precedent to the Lenders' agreement to enter into the Third Amendment, the Agents and the Lenders have required the execution and delivery of this Agreement by NPC and Triarc. The Lenders are relying on Triarc's and NPC's covenants and agreements made hereunder in entering into the Third Amendment.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Definitions. The following terms shall have the following meanings in this Agreement:

     "Subordinated Units" shall mean the subordinated units representing subordinated general partner interests in NPP.

     SECTION 2. Restricted Payments. (a) As of the date hereof, NPC hereby agrees that it will not, directly or indirectly, receive or accept any Restricted Payment from the Borrower or NPP on account of the Subordinated Units, if, after giving pro forma effect thereto, the ratio of the Borrower's Total Funded Debt to Consolidated Cash Flow is greater than or equal to 4.50:1.00.





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     (b) As of the date hereof, NPP hereby agrees that it will not, directly or indirectly, receive or accept any Restricted Payment from the Borrower on account of the Subordinated Units, if, after giving pro forma effect thereto, the ratio of the Borrower's Total Funded Debt to Consolidated Cash Flow is greater than 4.50:1.00.

     (c) Until termination of this Agreement pursuant to Section 20 below, if any Restricted Payment not permitted to be received or accepted by either NPC or NPP under this Agreement is in fact received or accepted by either NPC or NPP, such Restricted Payment shall be held in trust by NPC or NPP, as the case may be, for the benefit of the Lenders and shall be promptly (and in any event within one Business Day) transferred by NPC or NPP, as the case may be, to the Administrative Agent for the benefit of the Lenders. Until such Restricted Payment is transferred to the Administrative Agent, NPC or NPP, as the case may be, shall separate such Restricted Payment and not commingle such Restricted Payment with any asset of either NPC or NPP.

     (d) Any monies received by the Administrative Agent with respect to any Restricted Payment pursuant to clause (c) of this Section 2 may be applied to prepay the Facilities Obligations and reduce the Revolving Credit Commitment in accordance with Section 2.09 of the Credit Agreement (or, if required by the terms of the Trust Agreement, paid over to the Trustee for disposition pursuant to the terms thereof).

     SECTION 3. Sale, Transfer, etc. Neither NPC nor NPP shall sell, assign, pledge, mortgage, hypothecate, dispose of or otherwise transfer all or any portion of the Subordinated Units or NPP's limited partnership interests in the Borrower, respectively, that are owned, directly or indirectly, by NPC and NPP, as the case may be, (collectively, the "Equity Interests"), or any right to receive payments, dividends, or distributions on account thereof, (a) without giving prior written notice of such action to the Administrative Agent, (b) unless at or prior to the consummation of any such action, the transferee thereof shall execute and deliver to the Administrative Agent an agreement substantially similar to this Agreement, providing for the continued restriction on the receipt or acceptance of Restricted Payments as provided herein and for the continued effectiveness of all of the rights of the Lenders arising under this Agreement and (c) unless all Subordinated Units contain a legend as set forth in Section 4 below. Notwithstanding the failure of any purchaser of any Equity Interests to execute or deliver any agreement as required in clause (b) above, the restrictions effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of such Equity Interests, and the terms of this Agreement shall be binding upon the successors and assigns of each of NPC and NPP, as provided in Section 16 below.

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     SECTION 4. Legend. (a) Until termination of this Agreement pursuant to
Section 20 below, all Subordinated Units shall be certificated and all such certificates or documents representing any Subordinated Units at all times shall contain in a conspicuous manner the following legend:

     THE SUBORDINATED UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON THE RECEIPT BY ITS HOLDER OF ANY RESTRICTED PAYMENTS FROM NATIONAL PROPANE, L.P. (THE "BORROWER"), IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN AGREEMENT (THE "AGREEMENT") DATED AS OF MARCH 23, 1998 AMONG NATIONAL PROPANE PARTNERS, L.P., NATIONAL PROPANE CORPORATION, TRIARC COMPANIES, INC., THE LENDERS (AS HEREINAFTER DEFINED), BANKBOSTON, N.A. IN ITS CAPACITY AS ADMINISTRATIVE AGENT (THE "ADMINISTRATIVE AGENT") AND BANCAMERICA ROBERTSON STEPHENS IN ITS CAPACITY AS SYNDICATION AGENT (THE "SYNDICATION AGENT") UNDER THAT CERTAIN CREDIT AGREEMENT DATED AS OF JUNE 26, 1996 (AS AMENDED, MODIFIED, EXTENDED OR RESTATED FROM TIME TO TIME, THE "CREDIT AGREEMENT") AMONG THE BORROWER, THE LENDERS NAMED THEREIN (THE "LENDERS"), THE ADMINISTRATIVE AGENT AND THE SYNDICATION AGENT; AND EACH HOLDER OF THESE SUBORDINATED UNITS, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF THE AGREEMENT.

     (b) Contemporaneously with the execution and delivery of this Agreement, NPC will deliver, or cause to be delivered, to the Administrative Agent copies of certificates representing all Subordinated Units containing the legend referenced in clause (a) of this Section 4.

     SECTION 5. Guarantee, Indemnification and Covenant. (a) Triarc unconditionally guarantees, as a primary obligor and not merely as a surety, the obligations, monetary or otherwise, of each of NPC and NPP under this Agreement, whether now owing or hereafter existing (collectively, the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonably counsel fees and expenses) incurred in enforcing any rights under this Agreement.

     (b) This guaranty is a guaranty of performance and compliance and not of collectibility and is in no way conditioned or contingent upon any attempt to enforce performance or compliance by each of NPC and NPP or upon any other event or condition whatsoever. If for any reason whatsoever either NPC or NPP shall fail or be unable duly, punctually and fully to comply with any Guaranteed Obligation, whether or not such failure or inability shall constitute an Event of Default under any Operative Agreement, Triarc will forthwith perform or comply with such Guaranteed Obligations or cause such Guaranteed Obligations to be performed or complied with.

     (c) Triarc hereby agrees to indemnify and hold harmless each of the Agents and the Lenders, and any of their respective directors, officers, employees or agents from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs,

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expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of this Agreement or any action taken or omitted by any of them under this Agreement.

     (d) Triarc hereby covenants that in the event either NPC or NPP receives any Restricted Payment in contravention of the terms and conditions of Section 2(a) or 2(b) or either NPC or NPP sells, assigns, pledges, disposes, mortgages, hypothecates or transfers, by operation of law or otherwise, any Equity Interests which results in any third party receiving any Restricted Payment in violation of any term of this Agreement, Triarc shall pay, or cause to be paid, upon demand, to the Administrative Agent, an amount equal to any such Restricted Payment.

     SECTION 6. Guarantee Absolute. Triarc guarantees that the Guaranteed Obligations will be performed strictly in accordance with the terms of this Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agents and the Lenders with respect thereto. The obligations of Triarc under this Agreement are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Triarc to enforce this Agreement, irrespective of whether any action is brought against either NPC or NPP or whether either NPC or NPP is joined in any such action or actions. This Agreement is an absolute and unconditional guaranty of performance and compliance. The obligations of Triarc hereunder are several from those of each of NPC and NPP and are primary obligations concerning which Triarc is the principal obligor. Neither the Agents nor the Lenders shall be required to mitigate damages or take any action to enforce the Guaranteed Obligations.

     SECTION 7. Continued Effectiveness of this Agreement. Except as otherwise provided herein, the terms of this Agreement, the guaranty hereunder, the restrictions effected hereby, and the rights and the obligations of NPP, NPC, Triarc, the Agents and the Lenders arising hereunder, shall not be affected, modified or impaired in any manner or to any extent by: (a) any amendment or modification of or supplement to the Credit Agreement or any other Operative Agreement; (b) the validity or enforceability of any of such document; or (c ) any exercise or nonexercise of any right, power or remedy under or in respect of the Facilities or any of the instruments or documents referred to in clause (a) above.

     SECTION 8. Representations and Warranties of NPC. NPC hereby represents and warrants to the Agents and Lenders as follows:

     8.1 Corporate Existence and Power. NPC is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

     8.2 Corporate Authority. NPC has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its articles of incorporation or by-laws.

     8.3 Binding Agreement. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of NPC, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency,

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reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

     8.4 Conflicting Agreements; Litigation. The execution, delivery and performance by NPC of this Agreement will not (a) violate (i) any provision of law, statute, rule or regulation, (ii) any provision of the certificate of incorporation or by-laws or other constitutive documents of NPC, (iii) any order of any Governmental Authority or (iv) any provision of any indenture, agreement or other instrument to which NPC is a party or by which NPC or its property is or may be bound or (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument. No pending, or, to the best of NPC's knowledge, threatened, litigation, arbitration or other proceedings are reasonably likely to in any way prevent the performance of the terms of this Agreement by NPC.

     8.5 Consents. No consent or approval of, registration or filing with or any other action by (a) any Governmental Authority, (b) any creditor or holder of any Capital Stock of the Borrower, any of the other Loan Parties or any affiliate thereof or (c) any other Person, including, without limitation, the Trustee and the Noteholders, is or will be required in connection with this Agreement, except such as have been made or obtained and are in full force and effect.

     8.6 Ownership. NPC is the current owner and holder of (i) a 1.0101% unsubordinated general partner interest in the Borrower, (ii) all of the capital stock of National Propane SGP, Inc., which owns (A) a 1.0% unsubordinated general partnership interest in NPP and (B) a 1.0101% unsubordinated general partnership interest in the Borrower, (iii) a 1% unsubordinated general partnership interest in NPP and (iv) 4,533,638 Subordinated Units. The interests set forth in clauses (i), (ii), (iii) and
(iv) above, collectively, constitute all of the equity or partnership interests of the Borrower and NPP owned directly or indirectly by NPC.

     SECTION 9. Representations and Warranties of NPP. NPP hereby represents and warrants to the Agents and Lenders as follows:

     9.1 Corporate Existence and Power. NPP is a limited partnership duly formed and validly existing under the laws of the State of Delaware.

     9.2 Corporate Authority. NPP has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its constitutive documents.

     9.3 Binding Agreement. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of NPP enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

     9.4 Conflicting Agreements; Litigation. The execution, delivery and performance by

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NPP of this Agreement will not (a) violate (i) any provision of law, statute, rule or regulation, (ii) any provision of the constitutive documents of NPP,
(iii) any order of any Governmental Authority or (iv) any provision of any indenture, agreement or other instrument to which NPP is a party or by which NPP or its property is or may be bound or (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument. No pending, or, to the best of NPP's knowledge, threatened, litigation, arbitration or other proceedings are reasonably likely to in any way prevent the performance of the terms of this Agreement by NPP.

     9.5 Consents. No consent or approval of, registration or filing with or any other action by (a) any Governmental Authority, (b) any creditor or holder of any Capital Stock of the Borrower, any of the other Loan Parties or any Affiliate thereof or (c) any other Person, including, without limitation, the Trustee and the Noteholders, is or will be required in connection with this Agreement, except such as have been made or obtained and are in full force and effect.

     9.6 Ownership. NPP is the current owner and holder of a 97.9798% limited partnership interest in the Borrower.

     SECTION 10. Representations and Warranties of Triarc. Triarc hereby represents and warrants to the Agents and Lenders as follows:

     10.1 Corporate Existence and Power. Triarc is a corporation duly incorporated and validly existing under the laws of the State of Delaware.

     10.2 Corporate Authority. Triarc has full power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action and are not prohibited by its articles of incorporation or by-laws.

     10.3 Binding Agreement. This Agreement, when executed and delivered, will constitute the valid and legally binding obligation of Triarc enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by equitable principles.

     10.4 Conflicting Agreements; Litigation. The execution, delivery and performance by Triarc of this Agreement will not (a) violate (i) any provision of law, statute, rule or regulation, (ii) any provision of the certificate of incorporation or by-laws or other constitutive documents of Triarc, (iii) any order of any Governmental Authority or (iv) any provision of any indenture, agreement or other instrument to which Triarc is a party or by which Triarc or its property is or may be bound or (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default or give rise to increased, additional, accelerated or guaranteed rights of any person under any such indenture, agreement or other instrument. No pending, or, to the best of Triarc's knowledge, threatened, litigation, arbitration or other proceedings are reasonably likely to in any way prevent the performance of the terms of this Agreement by

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Triarc.

     10.5 Consents. No consent or approval of, registration or filing with or any other action by (a) any Governmental Authority, (b) any creditor or holder of any Capital Stock of the Borrower, any of the other Loan Parties or any Affiliate thereof or (c) any other Person, including, without limitation, the Trustee and the Noteholders, is or will be required in connection with this Agreement, except such as have been made or obtained and are in full force and effect.

     SECTION 11. Cumulative Rights; No Waivers. Each and every right, remedy and power granted to the Lenders hereunder shall be cumulative and in addition to any other right, remedy or power specifically granted herein, in the Credit Agreement or the other Operative Agreement or now or hereafter existing in equity, at law, by virtue of statute or otherwise, and may be exercised by the Agents and the Lenders, or any of them, from time to time, concurrently or independently and as often and in such order as such Agent or such Lender may deem expedient. Any failure or delay on the part of any Lender in exercising any such right, remedy or power, or abandonment or discontinuance of steps to enforce the same, shall not operate as a waiver thereof or affect the rights of such Lender thereafter to exercise the same, and any single or partial exercise of any such tight, remedy or power shall not preclude any other or further exercise thereof or the exercise of any other right, remedy or power, and no such failure, delay, abandonment or single or partial exercise of the rights of such Lender hereunder shall be deemed to establish a custom or course of dealing or performance among the parties hereto.

     SECTION 12. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by NPC or Triarc therefrom, shall not be effective in any event unless the same is in writing and signed by each party hereto, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on NPC or Triarc in any event not specifically required of the Lenders or the Agents hereunder shall not entitle NPC or Triarc to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

     SECTION 13. Additional Documents and Actions. NPC and Triarc shall, at any time, and from time to time, after the execution and delivery of this Agreement, promptly execute and deliver such further documents and do such further acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement.

     SECTION 14. Notices. All notices under the terms and provisions hereof shall be in writing, and shall be delivered or sent by hand, by express courier service or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

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        (a)     If to NPC:

                National Propane Corporation
                200 First Street, S.E.
                Suite 1700
                Cedar Rapids, Iowa  52401
                Attn:  General Counsel
                Telecopy:  (319) 298-5639

        (b)     If to the Triarc:

                Triarc Companies, Inc.
                280 Park Avenue
                New York, New York  10017
                Attn:  General Counsel
                Telecopy:  (212) 451-3216

        (c)     If to the Administrative Agent:

                BankBoston, N.A.
                100 Federal Street
                Mail Stop 01-08-02
                Boston, MA 02110
                Attn:  Christopher Holmgren
                Telecopy: (617) 434-3652

        (d)     If to the Syndication Agent:

                BancAmerica Robertson Stephens
                Three Allen Center
                333 Clay Street, Suite 4550
                Houston, TX  77002-4103
                Attn:     Daryl G. Patterson
                Telecopy:  (713) 651-4808

     (e) if to a Lender, to it at the address set forth in Section 9.01 of the Credit Agreement, or at such other address as such Lender shall from time to time designate to the Administrative Agent.

     A notice not given as provided above shall, if it is in writing, be deemed given if and when actually received by the party to whom given.

     SECTION 15. Severability. In the event that any, provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or

                                      -8-





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impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

     SECTION 16. Successors and Assigns. This Agreement shall inure to the benefit of the successors and assigns of the Agents and the Lenders and shall be binding upon the successors and assigns of NPC, NPP and Triarc.

     SECTION 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

     SECTION 18. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Operative Agreements, the provisions of this Agreement shall control and govern. For purposes of this Section 18, to the extent that any provisions of any of the Operative Agreements provide rights, remedies and benefits to the Agents or the Lenders that exceed the rights, remedies and benefits provided to them under this Agreement, such provisions of the applicable Operative Agreements shall be deemed to supplement (and not to conflict with) the provisions hereof.

     SECTION 19. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

     SECTION 20. Termination. This Agreement will terminate on the date on which the maximum ratio of Funded Debt to Cash Flow pursuant to Section 6.31 of the Credit Agreement is required to be maintained by the Borrower at 4.50:1.00 or less, which date is December 31, 1999.

     SECTION 21. Effect on Credit Agreement. Nothing in this Agreement is intended to modify, amend or otherwise supplement any provision of the Credit Agreement.

     SECTION 22. APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

     SECTION 23. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. EACH PARTY HERETO HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK AND IRREVOCABLY AGREE THAT, SUBJECT TO ADMINISTRATIVE AGENT'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT FILED BY ADMINISTRATIVE AGENT ON ITS OWN BEHALF OR ON BEHALF OF THE LENDERS OR ANY OF THEM, SHALL BE LITIGATED IN SUCH COURTS. EACH PARTY HERETO FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENCE, AND IRREVOCABLY AGREES TO BE

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BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT.
NOTHING HEREIN SHALL PRECLUDE THE ADMINISTRATIVE AGENT FROM FILING ANY ACTION OR PROCEEDING PERMITTED UNDER THIS AGREEMENT IN A JURISDICTION OTHER THAN A STATE OR FEDERAL COURT LOCATED WITHIN THE BOROUGH OF MANHATTAN, STATE OF NEW YORK. EACH PARTY HERETO IRREVOCABLY AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDINGS MAY BE MAILED BY REGISTERED MAIL TO SUCH PARTY AT THEIR RESPECTIVE ADDRESSES PROVIDED IN SECTION 14, SUCH SERVICE BEING HEREBY ACKNOWLEDGED BY SUCH PARTY TO BE EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT. NOTHING HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT OF THE AGENTS OR ANY LENDER TO BRING PROCEEDINGS AGAINST NPC OR TRIARC IN THE COURTS OF ANY OTHER JURISDICTION.

     SECTION 24. WAIVER OF JURY TRIAL. EACH OF NPC AND TRIARC IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LEGAL OR EQUITABLE ACTION, SUIT OR PROCEEDING ARISING OUT OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THE SUBJECT MATTER OF ANY OF THE FOREGOING.

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     IN WITNESS WHEREOF, NPC, Triarc, the Agents and the Lenders have caused this Agreement to be executed as of the date first above written.

                          NPP:

                          NATIONAL PROPANE PARTNERS, L.P.,
                          a Delaware limited partnership

                          By:  NATIONAL PROPANE CORPORATION,
                               its general partner


                          By: /s/ R. Brooks Sherman
                              ______________________________
                          Name:  R. Brooks Sherman
                          Title: Vice President, Chief Financial Officer


                          NPC:

                          NATIONAL PROPANE CORPORATION,
                          a Delaware corporation

                          By: /s/ R. Brooks Sherman
                             ____________________________________
                          Name:  R. Brooks Sherman
                          Title: Vice President, Chief Financial Officer


                          TRIARC:

                          TRIARC COMPANIES, INC.,
                          a Delaware corporation

                          By:  /s/ John L. Barnes, Jr.
                              ____________________________________
                          Name: John L. Barnes, Jr.
                          Title: Senior Vice President, Chief Financial Officer

                          ADMINISTRATIVE AGENT:

                          BANKBOSTON, N.A.





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                                         By: /s/ Christopher Holmgren
                                            ____________________________________
                                         Name:  Christopher Holmgren
                                         Title: Director



                                         SYNDICATION AGENT:

                                         BANCAMERICA ROBERTSON STEPHENS


                                         By:  /s/ Jane E. Rawles
                                            ____________________________________
                                         Name:  Jane E. Rawles
                                         Title: Vice President


                                         LENDERS:

                                         BANKBOSTON, N.A.


                                         By:  /s/ Christopher Holmgren
                                             __________________________________
                                         Name:  Christopher Holmgren
                                         Title: Director


                                         BANK OF AMERICA NT & SA


                                         By:  /s/ Daryl G. Patterson
                                             __________________________________
                                         Name:  Daryl G. Patterson
                                         Title: Assistant Vice-President




                                         UNION BANK OF CALIFORNIA, N.A.


                                         By:  /s/ Dustin Gaspari
                                            ____________________________________
                                         Name:  Dustin Gaspari
                                         Title: Assistant Vice-President